Tangible Equity Units (Details)	Sep. 17, 2018 USD ($) $ / shares shares
Equity [Abstract]
Tangible equity units issued | shares	16,500,000
Stated rate	6.00%
Price per unit	$ 50
Tangible equity units proceeds | $	$ 800,200,000
Less: Issuance costs | $	24,800,000
Fair Value per TEU | $	$ 50.0
Quarterly installments	$ 0.75
Initial installment	$ 0.73333
Interest and partial repayment of principal	3.79%
Price for basic share (in dollars per share)	$ 0.3134